EXHIBIT 23.1


                            CONSENT OF LEGAL COUNSEL


         We hereby consent to the use of our name in Form S-8 registration statement of Phantom Fiber Corporation


Oklahoma City, Oklahoma                 STEPHEN A. ZRENDA, JR., P.C.
February 10, 2005

                                        By: /s/ Stephen A. Zrenda, Jr.
                                            ------------------------------
                                            Stephen A. Zrenda, Jr.